                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                             Helen of Troy Limited
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                              [HELEN OF TROY LOGO]

                              HELEN OF TROY LIMITED
                                 CLARENDON HOUSE
                                  CHURCH STREET
                                HAMILTON, BERMUDA


July 17, 2002



Dear Shareholders:

     It is my pleasure to invite you to the 2002 Annual Meeting of the Shareholders of Helen of Troy Limited. The meeting will be held at 1:00 p.m., Mountain Daylight Time, on Tuesday, August 27, 2002, at the Hilton Camino Real Hotel, 101 S. El Paso Street, El Paso, Texas. In addition to the business to be transacted at the meeting, members of management will present information about the Company's operations and will answer your questions.

     At our Annual Meeting, we will elect seven directors, vote on the ratification of KPMG LLP as the Company's independent auditors, and vote on a proposal that would increase the number of shares available to be issued under the Company's 1995 Stock Option Plan for Non-Employee Directors. The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement contain information that you should consider when you vote your shares. It is important that you vote your shares whether or not you plan to attend the meeting. Please sign, date and return the enclosed proxy card in the accompanying envelope as soon as possible. If you plan to attend the meeting and wish to vote in person, you may vote your proxy at that time.

     I look forward to seeing you at the meeting. On behalf of the management and directors of Helen of Troy Limited, I want to thank you for your continued support and confidence.




                                        Sincerely,


                                        /s/ GERALD J. RUBIN


                                        Gerald J. Rubin
                                        Chairman of the Board,
                                        Chief Executive Officer
                                        and President

                              HELEN OF TROY LIMITED
                                 CLARENDON HOUSE
                                  CHURCH STREET
                                HAMILTON, BERMUDA

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 27, 2002

     Notice is hereby given that the Annual Meeting of the Shareholders (the "Annual Meeting") of Helen of Troy Limited, a Bermuda company (the "Company"), will be held at the Hilton Camino Real Hotel, 101 S. El Paso Street, El Paso, Texas on Tuesday, August 27, 2002 at 1:00 p.m., Mountain Daylight Time, for the following purposes:

     1.   To elect a board of seven directors;

     2. To ratify the appointment of KPMG LLP as independent auditors of the Company to serve for the 2003 fiscal year;

     3. To consider an amendment to the Helen of Troy Limited 1995 Stock Option Plan For Non-Employee Directors to increase the number of shares of the Company's common stock available under such plan; and

     4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     July 9, 2002 is the record date for determining Shareholders entitled to receive notice of and to vote at the Annual Meeting. You are urged to read carefully the attached Proxy Statement for additional information concerning the matters to be considered at the Annual Meeting.

     If you do not expect to be present in person at the Annual Meeting, please sign and date the enclosed proxy and return it promptly in the enclosed postage-paid envelope that has been provided for your convenience. The prompt return of proxies will help ensure the presence of a quorum and save the Company the expense of further solicitation.

     You are cordially invited and encouraged to attend the Annual Meeting in person.


                                                 /s/ VINCENT D. CARSON


                                                 Vincent D. Carson
                                                 Vice President,
                                                 General Counsel
                                                 and Secretary
El Paso, Texas
July 17, 2002

IMPORTANT WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

                              HELEN OF TROY LIMITED

                                 CLARENDON HOUSE
                                  CHURCH STREET
                                HAMILTON, BERMUDA

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                 AUGUST 27, 2002

                             SOLICITATION OF PROXIES

     THE ACCOMPANYING PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF HELEN OF TROY LIMITED (THE "COMPANY") FOR USE AT ITS ANNUAL MEETING OF SHAREHOLDERS (THE "ANNUAL MEETING") TO BE HELD AT THE HILTON CAMINO REAL HOTEL, 101 S. EL PASO STREET, EL PASO, TEXAS, ON TUESDAY, AUGUST 27, 2002, AT 1:00 P.M., MOUNTAIN DAYLIGHT TIME, AND AT ANY ADJOURNMENT THEREOF, FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING OF SHAREHOLDERS. A proxy may be revoked by filing written notice of revocation, an executed proxy bearing a later date with the Secretary of the Company any time before exercise of the proxy, or by attending the Annual Meeting and voting in person. Forms of proxy and proxy statements are to be mailed on or about July 17, 2002.

     The Annual Report to Shareholders for the year ended February 28, 2002 ("fiscal 2002"), including financial statements, is enclosed. It does not form any part of the material provided for the solicitation of proxies.

     The cost of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, officers and employees of the Company may solicit the return of proxies by telephone and personal interview. Forms of proxy and proxy material may also be distributed through brokers, custodians and like parties to beneficial owners of the Company's common shares, par value $.10 per share (the "Common Stock") for which the Company will, upon request, reimburse the forwarding expense.

                                VOTING SECURITIES

     The close of business on July 9, 2002 is the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. As of June 20, 2002, there were 28,211,017 issued and outstanding shares of Common Stock, entitled to one vote per share.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth as of June 20, 2002, the beneficial ownership of the Common Stock of the Directors and nominee, the executive officers of the Company, the executive officers and the Directors of the Company as a group, and each person known to the Company to be the beneficial owner of more than 5% of the Common Stock:

                                                                      COMMON STOCK
            NAME OF BENEFICIAL OWNER                               BENEFICIALLY OWNED                 PERCENT
            ------------------------                               ------------------                 -------
        Gerald J. Rubin                                                 8,820,922                       25.9%
              (1)(2)(3)(4)(5)
              One Helen of Troy Plaza
              El Paso, Texas  79912

        Stanlee N. Rubin                                                8,820,922                       25.9%
              (1)(2)(3)(4)(5)
              One Helen of Troy Plaza
              El Paso, Texas  79912

        Byron H. Rubin(6)                                                  79,000                          *

        Daniel C. Montano(6)                                               60,000                          *

        Gary B. Abromovitz(6)                                              56,000                          *

        Christopher L. Carameros(6)                                        40,000                          *

        John B. Butterworth                                                    --                          *

        Russell G. Gibson(7)                                                4,994                          *

        Vincent D. Carson                                                      --                          *

        All directors and executive officers as a group                 9,060,916                       26.6%
              (7 persons)(8)

        FMR Corp.(9)                                                    3,338,436                        9.8%
              82 Devonshire Street
              Boston, Massachusetts 02109

        Liberty Wanger Asset Management, LP(10)                         2,700,000                        7.9%
              227 West Monroe Street
              Suite 3000
              Chicago, IL 60606

        *ownership of less than 1% of the outstanding Common Stock

(1) Does not include 144,000 shares in a trust for the children of Gerald J. Rubin and Stanlee N. Rubin in which they disclaim any beneficial ownership.

(2) Includes 276,980 shares held beneficially through a partnership in which Gerald J. Rubin and Stanlee N. Rubin are partners.

(3) Includes 5,600,000 shares in the case of Gerald J. Rubin, subject to stock options that are exercisable within sixty days of June 20, 2002. Gerald J. Rubin's stock options are subject to a one-half undivided community property interest with Stanlee N. Rubin.

(4) Includes 2,875,942 shares owned directly by Gerald J. Rubin, all of which are subject to a one-half undivided community property interest with Stanlee N. Rubin.

(5) Includes 68,000 stock options, issued under the 1995 Stock Option Plan For Non-Employee Directors and exercisable within sixty days of June 20, 2002, held by Stanlee N. Rubin and subject to a one-half undivided community property interest with Gerald J. Rubin.

(6) Includes 60,000, 60,000, 52,000, and 40,000 shares subject to stock options that are exercisable within sixty days as of June 20, 2002 for Byron H. Rubin, Daniel C. Montano, Gary B. Abromovitz, and Christopher L. Carameros, respectively.

(7) Includes 2,092 shares acquired through the Helen of Troy Employee Stock Purchase Plan and 2,902 shares subject to stock options that are exercisable within 60 days of June 20, 2002.

(8)  Includes all shares and options discussed in notes 2-7 above.

(9) According to Schedule 13G filed on February 14, 2002, FMR Corp. has sole dispositive power for 3,338,436 shares and sole voting power for 238,240 shares.

(10) According to Schedule 13G filed on February 12, 2002, Liberty Wanger Asset Management, LP has sole dispositive and voting power for 2,700,000 shares.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

     The Bye-laws of the Company state that the number of Directors of the Company shall be established by the Board of Directors from time to time but shall not be less than two. The Board of Directors has set the number of Director positions at seven. The Nominating Committee has identified seven candidates for election to the Board of Directors. Each Director elected shall serve as a Director until the next annual meeting of shareholders, or until his or her successor is elected and qualified.

     The seven persons named below are the Nominating Committee's nominees for election as Directors. Gerald J. Rubin and Stanlee N. Rubin are married. Gerald
J. Rubin and Byron H. Rubin are brothers. Set forth below are descriptions of the principal occupations during at least the past five years of the nominees for membership on the Company's Board of Directors:

     Gerald J. Rubin, age 58, founder of the Company, has been the Chairman of the Board, Chief Executive Officer and President of the Company since June 2000. From 1984 to July 2000, Mr. Rubin was Chairman of the Board and Chief Executive Officer of the Company. Mr. Rubin has been a Director of the Company since 1969.

     Gary B. Abromovitz, age 59, has been Deputy Chairman of the Board of Directors of the Company since March 2002 and a Director of the Company since 1990. Mr. Abromovitz is an attorney and is a consultant to several law firms specializing in the areas of trade secrets, unfair competition, and commercial litigation. He is active in real estate development concentrating on industrial, commercial, and historic properties.

     Stanlee N. Rubin, age 58, has been a Director of the Company since 1990. Mrs. Rubin is active in civic and charitable organizations. She is a member of the University of Texas at El Paso Board of Development. Mrs. Rubin is also a Partner for the Susan G. Komen Breast Cancer Foundation.

     Christopher L. Carameros, age 48, has been a Director of the Company since June 1993. Mr. Carameros has been an officer of L & M Asset Management Inc., a financial services and asset management company, from August 1997 to the present. Mr. Carameros was an officer of Cactus Apparel Inc., an apparel manufacturing company, from September 1993 to July 1997.

     Byron H. Rubin, age 52, has been a Director of the Company since 1981. Mr. Rubin has been a partner in the firm Daniels & Rubin, an insurance and tax planning firm in Dallas, Texas since 1979.

     Daniel C. Montano, age 53, has been a Director of the Company since 1980. He has been the Managing Director of C&K Capital since January 1997. In May 1998, the National Association of Securities Dealers, Inc. (the "NASD") suspended Mr. Montano's registration as a registered securities broker for an unspecified time due to his failure to pay an arbitration award. In July 1998, the Securities and Exchange Commission entered an order affirming a decision by the NASD that Mr. Montano was found to have violated certain rules of the NASD, including not accurately and sufficiently discussing the mechanism of short-selling or the risks associated with implementing the strategy using a particular stock, making improper references to prior recommendations, making exaggerated and inappropriate presentations of prior recommendations and making improper projections. None of the matters discussed above with regard to Mr. Montano involved any securities or transactions involving the Company or any of its subsidiaries.

     John B. Butterworth, age 50, is a new nominee and has not served previously on the Company's Board of Directors. Mr. Butterworth is a Certified Public Accountant and, since 1982, has been a shareholder in a public accounting firm located in El Paso, Texas. Mr. Butterworth's area of practice includes federal income tax, corporation and partnership business planning, and family wealth preservation. Prior to becoming a shareholder in a public accounting practice, Mr. Butterworth was a tax manager for a national accounting firm.

                     VOTE REQUIRED FOR ELECTION OF DIRECTORS

     The nominees receiving a majority of the votes cast at the Annual Meeting will be elected as Directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR EACH OF THE SEVEN NOMINEES NAMED ABOVE.

                MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     During fiscal 2002, the Company's Executive Committee consisted of Gerald
J. Rubin and Byron H. Rubin. The Executive Committee has the power to exercise all of the authority of the Board of Directors in the management of the business and affairs of the Company, except to the extent limited by the Company's Bye-laws and by applicable law. All actions and resolutions of the Executive Committee are reported to the Board of Directors at the next meeting of the Board for its review, approval and ratification. The Executive Committee meets informally on a periodic basis during the year. The Executive Committee did not adopt any resolutions or hold any formal meetings during fiscal 2002.

     The Company's Audit Committee consisted of Gary B. Abromovitz, Daniel C. Montano and Christopher L. Carameros during fiscal 2002. Mr. Carameros is the chair of this Committee. Due to his consulting agreement with the Company (see "Certain Relationships and Related Transactions"), Mr. Carameros might not meet the NASD's definition of an "Independent Director." However, in light of the exceptional and limited circumstances under which Mr. Carameros performed his consulting tasks, the Board of Directors determined that Mr. Carameros' continued membership on the Audit Committee was in the best interest of the Company and its shareholders because of his financial management experience and his knowledge of the Company's business. The Board of Directors will readdress Mr. Carameros' participation on the Audit Committee at the Board's next regularly scheduled meeting following the Annual Meeting of the Shareholders. The Audit Committee is responsible for evaluating accounting and control procedures and practices of the Company and for reporting on such matters to the Board of Directors. The Audit Committee serves as a direct liaison with the Company's independent public accountants and recommends the engagement or discharge of such accountants. The Audit Committee meets periodically with the Chief Financial Officer, other appropriate officers of the Company and the Company's independent public accountants to review the Company's financial and accounting systems, accounting and financial controls, reports by the independent public accountants, proposed accounting changes and financial statements and opinions on such financial statements. The Audit Committee also reviews the content and enforcement of the Company's Ethical Code of

Conduct, consults with the Company's legal counsel on various legal compliance matters and on other legal matters if those matters could affect materially the Company's financial statements. The Audit Committee met four times during fiscal 2002.

     The Company's Nominating Committee consisted of Gerald J. Rubin and Stanlee
N. Rubin during fiscal 2002. The Nominating Committee receives recommendations from its members or other members of the Board of Directors for candidates to be appointed to the Board or Committee positions, reviews and evaluates such candidates and makes recommendations to the Board of Directors for nominations to fill Board and Committee positions. The Nominating Committee held no formal meetings during the year, but did hold periodic informal meetings. The Nominating Committee will consider candidates recommended by employees and shareholders. Written suggestions for candidates, accompanied by a written consent of the proposed candidate to serve as a Director if nominated and elected, a description of his or her qualifications and other relevant biographical information, should be sent by March 14, 2003 for consideration by the Nominating Committee prior to the next annual meeting to the Secretary of the Company, Clarendon House, Church Street, Hamilton, Bermuda.

     The Company's Stock Option and Compensation Committee consisted of Gary B. Abromovitz and Daniel C. Montano during fiscal 2002. Mr. Abromovitz is the chair of this committee. The Stock Option and Compensation Committee generally oversees matters relating to compensation of employees of the Company. In connection with this oversight, it reviews and makes recommendations to the Board of Directors on officer and senior employee compensation and on grants of stock options under the Company's stock option plans. The Stock Option and Compensation Committee met informally five times and adopted resolutions one time during fiscal 2002.

     The Corporate Governance Committee is comprised of Gary B. Abromovitz and Daniel C. Montano. Mr. Abromovitz is the chair of this committee. This committee is charged with reviewing all corporate and organizational documentation for the Company and its subsidiaries.

     The full Board of Directors met or voted on resolutions five times during fiscal 2002. One of the five meetings was a telephonic meeting. Stanlee N. Rubin was present for three of the five meetings. Each of the other Directors attended or acted upon at least seventy-five percent of the aggregate number of Board of Directors meetings, consents, and committee meetings or consents held or acted upon during the period for which he or she acted as a Director during fiscal 2002.

                               EXECUTIVE OFFICERS

     The executive officers of the Company are Gerald J. Rubin, Russell G. Gibson, and Vincent D. Carson; Mr. Rubin is also a Director of the Company. See "Election of Directors."

     Russell G. Gibson, age 49, has been the Senior Vice President of Finance and Chief Financial Officer of the Company since August 2000. Mr. Gibson served as Vice President and Chief Financial Officer of Lucchese, Inc., a footwear manufacturer, from December 1998 to August 2000, and as Vice President and Chief Financial Officer of Farah, Inc., a manufacturer of apparel, from November 1994 to December 1998. Prior to its acquisition by Tropical Sportswear Corp., Farah, Inc. was listed on the New York Stock Exchange.

     Vincent D. Carson, age 42, joined the Company on November 1, 2001 in the capacity of Vice President, General Counsel and Secretary, after a 16-year legal career in private practice. Prior to joining the Company, Mr. Carson was a shareholder in Brandys Carson & Pritchard, P.C. from 1993 to 2001 and was a shareholder at Mounce, Green, Myers, Safi & Galatzan, P.C. during 2001. Both firms are located in El Paso, Texas. Mr. Carson is responsible for coordination of all the Company's legal matters, including commercial transactions, intellectual property, litigation, real estate matters and human resources.

                             EXECUTIVE COMPENSATION

     The following table sets forth the summary of compensation earned by the Company's Chief Executive Officer and its other Executive Officers during fiscal years 2000 through 2002.


                                     SUMMARY COMPENSATION TABLE

                                                                       LONG-TERM
                                       ANNUAL COMPENSATION            COMPENSATION
                               ------------------------------------   ------------
                                                                       SECURITIES
                                                       OTHER ANNUAL    UNDERLYING        ALL OTHER
 NAME AND PRINCIPAL  FISCAL                            COMPENSATION   OPTIONS /SARS     COMPENSATION
      POSITION        YEAR     SALARY ($)   BONUS ($)       ($)            (#)              ($)
 ------------------  ------    ----------   ---------  ------------   -------------     ------------
Gerald J. Rubin       2002      600,000     1,391,174           --      1,000,000           25,437(1)(2)(3)
 Chairman, Chief      2001      600,000       766,094           --      1,000,000           18,995(1)(2)(3)
 Executive Officer    2000      600,000            --           --      1,000,000           16,872(1)(2)(3)
 and President

Russell G. Gibson     2002      193,125        18,558           --          4,024              --
 Senior Vice-         2001(4)   100,208        12,393           --         10,000              --
 President
 Finance and
 Chief Financial
 Officer

Vincent D. Carson     2002(5)    58,333         5,562           --         10,000              --
 Senior Vice-
 President and
 General Counsel

(1) Includes $1,000 consisting of the Company's contributions to the Helen of Troy 401(k) Plan.

(2) Includes amounts representing the economic benefit of split-dollar life insurance policies for which the Company paid the premiums. The economic benefit of such policies totaled $11,840, $10,904, and $8,622 in fiscal 2002, 2001 and 2000, respectively.

(3) Includes amounts representing the annual lease value of a vehicle provided by the Company. Such amounts totaled $12,597, $8,091, and $7,250 for fiscal 2002, 2001, and 2000, respectively.

(4)  Mr. Gibson joined the Company in August 2000.

(5)  Mr. Carson joined the Company in November 2001.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                           POTENTIAL REALIZABLE VALUE
                                                                                           AT ASSUMED ANNUAL RATES OF
                                                                                            STOCK PRICE APPRECIATION
                                    INDIVIDUAL GRANTS                                            FOR OPTION TERM
------------------------------------------------------------------------------------------ ----------------------------
                 NUMBER OF          % OF TOTAL
                SECURITIES        OPTIONS / SARS
                UNDERLYING          GRANTED TO
              OPTIONS / SARS       EMPLOYEES IN         EXERCISE OR BASE      EXPIRATION
   NAME         GRANTED (#)         FISCAL YEAR           PRICE ($/SH)           DATE           5% ($)        10% ($)
------------  ---------------     --------------        ------------------    -----------    ----------     -----------
G. Rubin              250,000           20%                           9.17      5/31/2011      1,441,741     3,653,655
G. Rubin              250,000           20%                          12.53      8/31/2011      1,970,012     4,992,398
G. Rubin              250,000           20%                          10.75     11/30/2011      1,690,154     4,283,183
G. Rubin              250,000           20%                          12.63      2/28/2012      1,985,735     5,032,242
R. Gibson               4,024            *                            5.69       4/2/2011         14,400        36,491
V. Carson              10,000            1%                          10.71     11/01/2011         67,323       170,610

  * Less than one percent of options granted during the fiscal year.

    AGGREGATED OPTION / SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                              OPTION / SAR VALUES

                                                                                            VALUE OF UNEXERCISED
                                                     NUMBER OF UNEXERCISED OPTIONS /    IN-THE-MONEY OPTIONS / SARS
                       SHARES                             SARS AT YEAR-END (#)              AT YEAR-END ($) (1)
                      ACQUIRED
                         ON
                      EXERCISE     VALUE REALIZED
       NAME              (#)             ($)          EXERCISABLE     UNEXERCISABLE      EXERCISABLE   UNEXERCISABLE
-------------------   ---------    --------------   --------------- ----------------    ------------- ---------------
G. Rubin                    --                --        5,350,000          850,000        18,792,350             --
R. Gibson                   --                --            1,000           13,024             5,987         80,492
V. Carson                   --                --               --           10,000                --         15,950

(1) Represents the difference between the last sale price of the Common Stock on February 28, 2002 ($12.30) and the exercise price of the option, multiplied by the applicable number of options.

     The following table summarizes certain equity compensation plan information as of February 28, 2002:

                                         EQUITY COMPENSATION PLAN INFORMATION

                                                                                           NUMBER OF SECURITIES
                                  NUMBER OF SECURITIES          WEIGHTED-AVERAGE         REMAINING AVAILABLE FOR
                                    TO BE ISSUED UPON          EXERCISE PRICE OF       FUTURE ISSUANCE UNDER EQUITY
                                       EXERCISE OF                OUTSTANDING              COMPENSATION PLANS
                                  OUTSTANDING OPTIONS,         OPTIONS, WARRANTS          (EXCLUDING SECURITIES
        PLAN CATEGORY              WARRANTS AND RIGHTS              AND RIGHTS           REFLECTED IN COLUMN (a))
   --------------------------     --------------------        ------------------       ---------------------------
                                           (a)                        (b)                           (c)
   Equity compensation
   plans approved by
   security holders                          7,323,038                   $10.53                         2,609,726

   Equity compensation
   plans not approved by
   security holders                                 --                       --                                --
                                             ---------                   ------                         ---------
               Total                         7,323,038                   $10.53                         2,609,726
                                             =========                   ======                         =========

                               EMPLOYMENT CONTRACT

     Mr. Rubin's employment contract was amended and restated effective March 1999. Mr. Rubin's employment contract has a term of five years, renews itself daily and provides for a base salary of $600,000, a bonus equal to five percent of adjusted earnings from continuing operations less Mr. Rubin's base salary, in accordance with the Company's 1997 Cash Bonus Performance Plan, which was approved by the Company's shareholders, and reimbursement of certain expenses and taxes. Mr. Rubin also received options to purchase Common Stock that are immediately vested in the amount of 250,000 shares on the last business day of each of the Company's fiscal quarters. Under the contract and subject to options being available under the Company's stock option plans, he will continue to receive options in such amount on the last business day of each August, November, February and May during the term of the agreement. In the event there are not a sufficient number of shares under the stock option plans to cause the grant of stock options to Mr. Rubin, the Company agrees to use its reasonable efforts to cause the Company's shareholders to approve additional shares of Common Stock to be subject to such stock option plans to enable such grants. In the event the Company's shareholders do not approve additional shares to be issued under such stock option plans, the Company is not obligated to Mr. Rubin to grant such options.

     Should Mr. Rubin's employment with the Company be terminated by an occurrence other than death, disability, or good cause, Mr. Rubin will receive payments, each in an amount equal to his monthly rate of basic compensation, which shall commence on the date of termination and shall continue until the date the employment contract would have expired but for said occurrence. Mr. Rubin would also receive payments, payable annually after the close of each fiscal year of the Company, each in an amount of incentive compensation and bonuses that would otherwise have been payable to him if he had continued in the employ of the Company for the same period.

     Upon the occurrence of a change in control of the Company, Mr. Rubin may elect to terminate his employment with the Company, and upon such termination will receive a present-value lump sum payment of that amount due to him as basic compensation if his employment contract had continued until the date the employment contract would have expired but for said occurrence. In the event of a change in control, Mr. Rubin will also receive a lump sum payment in an amount equal to the amount of incentive compensation and bonuses that would otherwise have been payable to him under the employment agreement. Such lump sum payment shall be calculated using Mr. Rubin's highest incentive compensation and bonuses payable with respect to the Company's most recent three fiscal years ending prior to the date of the termination, with present value calculated using the applicable federal rate for the date of the termination of employment. Mr. Rubin's contract also provides for a gross-up for the excise tax on any amounts that are treated as excess parachute payments under the Internal Revenue Code of 1986, as amended.

     If Mr. Rubin's employment is terminated by an occurrence other than by death, disability, or good cause, including upon a change in control, Mr. Rubin will also receive: (1) all amounts earned, accrued or owing but not yet paid to him, (2) immediate vesting of all options granted to him, (3) removal of all restrictions on restricted stock awarded to him and immediate vesting of the rights to such stock, (4) medical benefits for him and his wife for life, and
(5) paid premiums of his life insurance policy, required under his employment contract. Mr. Rubin will continue to participate in all employee benefits plans, programs or arrangements available to Company executives in which he was participating on the date of termination until the date the employment contract would have expired but for said occurrence or, if earlier, until he receives equivalent benefits and coverage by another employer.

     In the event of the death of Gerald J. Rubin, all unpaid benefits under these agreements are payable to his estate. Gerald J. Rubin's contract grants him the right to elect a cash payment of the remainder of his contract in the event of a merger, consolidation or transfer of all or substantially all of the Company's assets to any unaffiliated company or other person.

                              DIRECTOR COMPENSATION

     During fiscal 2002, each member of the Board of Directors of the Company who is not an employee of the Company received a quarterly retainer of $4,000 and a fee of $3,000 for each meeting of the Board of Directors attended. Members of the Audit Committee also received a fee of $3,000 for each Audit Committee meeting attended. The Board members also received reimbursement for travel and lodging expenses incurred in connection with attending such meetings. Beginning in the second quarter of fiscal 2002, the Audit Committee Chair received a quarterly retainer of $10,000 and the Stock Option and Compensation Committee Chair received a quarterly retainer of $5,000.

     Under the Helen of Troy Limited 1995 Stock Option Plan For Non-Employee Directors, each non-employee Director receives, on the first day of each fiscal quarter, stock options to acquire 4,000 shares of the Company's Common Stock. Stock options granted to non-employee Directors have an exercise price equal to the median of the high and low market prices of the Common Stock on the last trading date preceding the date on which the stock options are granted. Such stock options vest after one year.

  STOCK OPTION AND COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None.

    STOCK OPTION AND COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Stock Option and Compensation Committee has submitted the following report:

     The Stock Option and Compensation Committee is responsible for developing the Company's executive compensation strategy and for administering the policies and programs that implement this strategy. The Committee is comprised entirely of independent, non-employee Directors.

     The executive compensation strategy reflects the Company's fundamental philosophy of aligning the interests of management with the long-term performance of the Company and offering competitive compensation opportunities based on each individual's contribution to the achievement of shareholder value. This strategy is designed to attract and retain employees with outstanding qualifications and experience.

     The three elements of the Company's executive compensation strategy, all determined by corporate and individual performance, are:

           Base salary
           Annual incentive compensation
           Long-term incentive compensation

     Total compensation opportunities are competitive with those offered by a range of comparable companies and are intended to align management interests with shareholder interests. The Stock Option and Compensation Committee has reviewed the Company's primary competitors in determining competitive compensation. Some of these competitors are privately held and are therefore not included in the stock performance graph.

     The base salary for Gerald J. Rubin (Chief Executive Officer) for fiscal 2002 was based on his employment contract. See "Executive Compensation - Employment Contract."

     The base salaries for the other executive officers are determined by the Chief Executive Officer of the Company based on the skills and experience required by the position, the effect of the individual's performance on the Company and the potential of the individual.

     Annual incentive compensation consists of cash bonuses. The amount of the cash bonus for Gerald J. Rubin is based upon the 1997 Cash Bonus Performance Plan, which was approved by the Company's shareholders, plus a discretionary bonus pursuant to his employment contract. During fiscal 2002, the Company awarded a bonus of $1,391,174 to Gerald J. Rubin under the 1997 Cash Bonus Performance Plan. The bonus was paid in fiscal 2003.

     The bonuses for the other executive officers are determined based upon performance objectives set by the Company's Chief Executive Officer.

     Long-term incentive compensation consists of the Company's stock option plans. Stock options are granted based on the performance and position of the executive officer, as well as the Company's performance. Executive officers are provided with opportunities for ownership positions in the Common Stock through the Company's stock option plans. This opportunity for ownership, combined with a significant performance-based incentive compensation opportunity, forges a strong link between the Company's management and shareholders. During fiscal 2002 the Company's Board of Directors granted to Gerald J. Rubin, Russell G. Gibson, and Vincent D. Carson stock options to purchase 1,000,000, 4,024, and 10,000 shares of the Common Stock, respectively.

     As stated above, the compensation to the Company's Chief Executive Officer, Gerald J. Rubin, during fiscal 2002 consisted of base salary, annual incentive compensation and long-term incentive compensation. All of the factors discussed above in this report were taken into consideration by the Stock Option and Compensation Committee in determining the total compensation for Mr. Rubin for fiscal 2002.

                                      Respectfully submitted,

                                      THE STOCK OPTION AND COMPENSATION
                                      COMMITTEE OF DIRECTORS

                                      Gary B. Abromovitz (Chairman)
                                      Daniel C. Montano

     The foregoing report of the Stock Option and Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Company's Audit Committee of the Board of Directors consists of two Directors who satisfy the definition of an "Independent Director" under the National Association of Securities Dealers ("NASD") listing standards and one member who might not meet this definition. See "Election of Directors - Meetings of the Board of Directors and Committees." In addition, in the business judgement of the Board of Directors, at least one member of the Audit Committee has accounting or related financial management experience required under the listing standards. We operate under a written charter. As required by the charter, we review and reassess the charter annually and recommend any changes to the Board of Directors for approval.

     At each of its meetings during fiscal 2002, the Audit Committee met with the Company's Chief Financial Officer, General Counsel, and other members of management, as necessary. On one occasion, we also met privately with the independent auditors to discuss the Company's financial reporting, accounting principles, and internal controls. We recommended to the Board of Directors the reappointment of KPMG LLP as the Company's independent auditors. The Audit Committee also reviewed the Company's Ethical Code of Conduct and addressed means by which management should monitor compliance with that code.

     Under the charter, the Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Audit Committee's role under the charter is to provide oversight of management's responsibility. The Audit Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification of the independent auditor's work.

     As part of our oversight of management's preparation and the independent auditors' audit of the Company's financial statements for and as of the fiscal year ended February 28, 2002, we:

     o reviewed and discussed the Company's audited financial statements with management;

     o discussed with KPMG LLP, the Company's independent auditors, the matters required by Statement on Auditing Standards No. 61 relating to the conduct of the audit;

     o received from KPMG LLP the written disclosures and letter required by Independence Standards Board Standard No.1; and

     o discussed with KPMG LLP its independence and considered the compatibility of the provision of non-audit services with the auditors' independence.

          Based on our:

     o    review of the audited financial statements,

     o    discussions with and reliance upon management,

     o    discussions with and reliance upon KPMG LLP, and

     o review of KPMG LLP's written disclosures and letter as described above,

We recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended February 28, 2002 filed with the Securities and Exchange Commission.

                                      Respectfully submitted,

                                      THE AUDIT COMMITTEE OF DIRECTORS

                                      Christopher L. Carameros (Chairman)
                                      Daniel C. Montano
                                      Gary B. Abromovitz

     The foregoing report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange

Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

AUDIT FEES

     The aggregate fees billed for professional services rendered by KPMG LLP for the audit of Helen of Troy Limited and its subsidiaries' annual financial statements for the fiscal year 2002 and the reviews of Helen of Troy Limited's financial statements included in Helen of Troy Limited's Forms 10-Q for fiscal 2002 totaled $275,600.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     None.

ALL OTHER FEES

     The aggregate fees billed by KPMG LLP for services rendered in fiscal 2002, other than Audit Fees, totaled $223,000 and consisted primarily of fees for tax services.

     The audit committee has concluded that the provision of non-audit services described above is compatible with maintaining KPMG LLP's independence.

                             HELEN OF TROY FIVE-YEAR
                                PERFORMANCE GRAPH

     The graph below compares the cumulative total return of the Company to the NASDAQ Market Index and a peer group index, assuming $100 invested March 1, 1997. The Peer Group Index was the Dow Jones Industry Group - Cosmetics.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                          AMONG HELEN OF TROY LIMITED,
                    NASDAQ MARKET INDEX AND PEER GROUP INDEX

                                     [GRAPH]

     The graph is comprised of the following data:

                                                              NASDAQ Market
             Fiscal Year          Helen of Troy Limited           Index             Peer Group Index
          ---------------         ---------------------       --------------        ----------------
             1997                                100.00               100.00                 100.00
             1998                                123.74               136.00                 138.73
             1999                                112.63               175.74                 145.25
             2000                                 56.57               341.39                 120.85
             2001                                 52.53               159.78                 129.14
             2002                                 99.39               130.47                 133.47

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During fiscal 2002, the Company continued an agreement (the "Lease") under which it leases a 108,000 square foot warehouse facility in El Paso, Texas from a real estate partnership (the "Partnership") in which Gerald J. Rubin and Stanlee N. Rubin are limited partners. The Company entered into the Lease in order to expand its inventory storage capacity in El Paso, Texas. Under the terms of the Lease, the Company pays $29,250 in monthly rent. The Company also pays certain expenses associated with the operation of the facility. The Company leased the warehouse facility for the entire fiscal year and made a total of $505,470 in payments for associated rent and operating expenses during fiscal 2002. The amount of rent under the Lease is comparable to that being paid by other companies for similar facilities in El Paso. The Company obtained comparable rental information on similar properties from an unaffiliated real estate company at the time of the Lease. This information was used to establish the rental rate for this facility. The Lease is a month-to-month agreement. Either the Company or the Partnership may cancel the Lease by providing the other party with notice 30 days in advance of terminating the Lease. During fiscal 2002, the Company was the sublessee of offices in various locations throughout the United States under three separate agreements (collectively, the "Subleases") with the Partnership. The Company entered into the Subleases in order to facilitate contact with customers. Under the Subleases, the Company pays rent and certain operating expenses in amounts equal to the rent and operating expenses paid by the Partnership under its leases of these facilities. During fiscal 2002, the Company paid $118,558 under the Subleases. During July 1999, the Company entered into an agreement with the Partnership under which the Company leases 3,325 square feet of office space in El Paso, Texas to the Partnership. The agreement calls for the Company to receive $3,879 in monthly rent. During fiscal 2002, the Company recorded $46,550 in rental income associated with this agreement.

     During fiscal 2002, the Company made sales totaling approximately $70,400 to a business owned by Jay Rubin, the brother of Gerald J. Rubin. The prices for the goods sold to the business owned by Jay Rubin were determined based on a method consistent with the determination of sales prices to customers not affiliated with the Company.

     Christopher L. Carameros, a member of the Company's Board of Directors and Audit Committee was asked to perform certain specific tasks in addition to his normal duties as a member of the Board of Directors and the Audit Committee. Mr. Carameros received $177,875 during the fiscal year ended February 28, 2002 under this consulting arrangement with the Company.

     Byron H. Rubin, a member of the Company's Board of Directors, earns ordinary insurance agent's commissions in connection with the Company's group health, life and disability insurance policies as well as in connection with certain life insurance policies on its officers. During fiscal 2002 he received commissions of approximately $25,000 from policies sold to the Company and received $20,000 under a separate consulting arrangement with the Company.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

                                  (PROPOSAL 2)

     The Board of Directors, upon the recommendation of the Audit Committee, has appointed KPMG LLP to serve as independent auditors for the fiscal year ending February 28, 2003, subject to ratification of the appointment by the shareholders. KPMG LLP has served as the Company's independent auditors since 1978 and is considered by management to be well qualified.

                              SHAREHOLDER APPROVAL

     The affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting is required to ratify the appointment of KPMG LLP as independent auditors as described in this Proposal 2.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

                  PROPOSAL TO INCREASE THE NUMBER OF SHARES OF
             COMMON STOCK AVAILABLE UNDER THE HELEN OF TROY LIMITED
                1995 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
                                  (PROPOSAL 3)

     The Board of Directors has determined that it is in the best interest of the Company and its shareholders to amend the Helen of Troy Limited 1995 Stock Option Plan for Non-Employee Directors (the "Directors Plan") to add 500,000 shares of Common Stock to the Directors Plan. There are currently 480,000 shares of Common Stock subject to the Directors Plan, of which 420,000 shares of Common Stock have been issued or are currently subject to options granted under the Directors Plan at June 20, 2002. The Board of Directors has approved this amendment to the Directors Plan, to be effective as of the date of approval thereof by the Company's shareholders. The following summary of the Directors Plan does not purport to be complete and is subject in all respects to, and qualified by, the provisions of the Directors Plan.

     The closing sale price of the Common Stock on June 20, 2002, as reported on the NASDAQ National Market System, was $12.24 per share.

                            GENERAL PLAN INFORMATION

     The Directors Plan was adopted by the Board of Directors on June 6, 1995, subject to shareholder approval, which was subsequently obtained on August 23, 1995 at the Annual Meeting of Shareholders. The purpose of the Directors Plan is to attract and to retain the services of experienced and knowledgeable independent individuals as members of the Board of Directors, to extend to them the opportunity to acquire a proprietary interest in the Company so that they will apply their best efforts for the benefit of the Company, and to provide those individuals with an additional incentive to continue in their positions, for the best interest of the Company and its shareholders.

     The Directors Plan provides for an automatic quarterly grant of options to purchase 4,000 shares of Common Stock to each Director who is not at the time of the grant an officer or employee of the Company or any of its affiliates (each an "Eligible Director"). Options will be awarded under the Directors Plan only to Eligible Directors. Currently the Company has five Eligible Directors.

     As of June 20, 2002, there were 60,000 shares of Common Stock available for the grant of options under the Directors Plan. The Board of Directors believes that this is not a sufficient number of shares of Common Stock to accomplish the objectives described above. The inclusion of 500,000 additional shares of Common Stock reserved for granting of stock options under the Directors Plan will enable the Company to further promote these objectives.

                      ADMINISTRATION OF THE DIRECTORS PLAN

     The Directors Plan is administered by the members of the Board of Directors who are employees of the Company or one of its affiliates (the "Ineligible Directors"). The Ineligible Directors have the authority and discretion to interpret the Directors Plan and to make all other determinations necessary for the administration of the Directors Plan and to prescribe, amend and rescind any rules and regulations relating to the Directors Plan. However, the Ineligible Directors have no discretion or authority to disregard or change any of the terms and conditions under which options are granted or may be exercised under the Directors Plan.

                           PRIOR GRANTS OF PLAN AWARDS

     During fiscal 2002, options to purchase 16,000 shares of Common Stock were granted to each Eligible Director pursuant to the Directors Plan. Eligible Directors as a group held 360,000 options outstanding under the Directors Plan as of June 20, 2002.

                        OPTIONS UNDER THE DIRECTORS PLAN

     An option granted under the Directors Plan becomes fully vested for one hundred percent (100%) of the number of shares of Common Stock subject to the option one year after the date such option was granted. The exercise price under each option shall be equal to the mean between the high and low prices of the Common Stock reported on the NASDAQ National Market System or other primary market or exchange on the last trading day preceding the date on which such option is granted to an Eligible Director. The option shall be deemed exercised on the day when written notice of such exercise has been received by the Company from the person entitled to exercise the option, accompanied by full payment of the purchase price in cash or check. No option is exercisable after the tenth anniversary of its grant.

     In the event that an optionee ceases to be a Director of the Company or one or more of its affiliates for any reason other than death or disability, and such optionee does not remain or thereupon become an employee of the Company or one or more of its affiliates, all options to the extent then exercisable may be exercised for a period of six months after the date of cessation of directorship or employment. In the event that the optionee dies while serving on the Board of Directors of the Company or the Board of Directors of an affiliate of the Company or while an employee thereof, all options granted to such optionee may be exercised by the optionee's legal representatives, legatees or distributees to the extent such options are exercisable at any time prior to the first anniversary of his or her death, and his or her unexercised options shall expire at the end of such period. If an optionee becomes disabled while a Director or an employee of the Company or one or more of its affiliates and thereafter ceases to be such a Director by reason of a disability, all options to the extent then exercisable may be exercised for a period of 90 days after the date of cessation of directorship or employment. In no event, however, shall the period during which such options may be exercised extend beyond the term of the options.

     The Directors Plan currently provides for transferability of options for Common Stock granted under the Directors Plan by will or the laws of descent or distribution, through the bona fide gift of options for Common Stock granted to a Director under the Directors Plan to family members of the Director, to trusts established for the benefit of family members of the Director or to entities controlled by the Director or family members of the Director.

              CAPITALIZATION ADJUSTMENTS; MERGER; CHANGE IN CONTROL

     Adjustments to prevent dilution will be made in the event of a stock dividend, or split, combination, exchange of shares or other recapitalization, merger, or otherwise, in which the Company is the surviving corporation. No fractional shares of Common Stock shall be issued under the Directors Plan on account of any such adjustments. Such adjustments shall be made by the Ineligible Directors.

              TERM AND TERMINATION OF THE DIRECTORS PLAN; AMENDMENT

     The Directors Plan will continue in effect until June 6, 2005, unless sooner terminated. The Board of Directors may make such changes in and additions to the Directors Plan as it may deem proper; provided, however, except for adjustments to reflect certain changes in capitalization permitted under the Directors Plan, shareholder approval is required for any amendment that (1) materially increases the benefits accruing to the Eligible Directors under the Directors Plan; (2) changes the class of persons eligible to receive options under the Directors Plan; or (3) increases the duration of the Directors Plan. The Board of Directors may not, without the Eligible Director's written consent, modify the terms and conditions of an option previously granted under the Directors Plan. In addition, no amendment, suspension or termination of the Directors Plan shall, without the Eligible Director's written consent, alter, terminate or impair any right or obligation under any option previously granted under the Directors Plan. An amendment revising the price, date of exercisability, option term or amount of shares of Common Stock covered by an option granted under the Directors Plan may not be made more frequently than every six months, unless such an amendment is required to comply with the Internal Revenue Code, or the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder.

                                  MISCELLANEOUS

     The Directors Plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

                         FEDERAL INCOME TAX CONSEQUENCES

     The following general summary is based upon the Internal Revenue Code and does not include a discussion of any state or local tax consequences. A participant will not recognize any taxable income upon the grant of an option. However, upon exercise of an option, a participant must recognize ordinary income in an amount equal to the excess of the fair market value of the shares of Common Stock at the time of exercise over the exercise price. Upon the subsequent disposition of the shares, the participant will realize a capital gain or loss, depending on whether the selling price exceeds the fair market value of the shares on the date of exercise. The participant's holding period in the shares, for capital gains and losses purposes, begins on the date of exercise. A participant's tax basis in the shares received on exercise of an option will be equal to the amount of consideration paid by the participant on exercise, plus the amount of ordinary income recognized as a result of the receipt of such shares. If a participant exercises an option by delivering shares of Common Stock, the participant will not recognize gain or loss with respect to the shares delivered by the participant, even if the then fair market value of such shares is different from the participant's tax basis therein. The participant, however, will be taxed as described above with respect to the exercise of the option as if he had paid the exercise price in cash. The participant's tax basis in the shares received on such exercise will be equal to his basis in the number of shares surrendered on such exercise plus the fair market value of the number of shares received in excess of the number of shares surrendered and the holding period for such number of shares received will include the holding period of the shares surrendered. The Company will not be entitled to a deduction for federal income tax purposes for the compensation paid to the participants under the Directors Plan.

THE SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE IS FOR GENERAL INFORMATION ONLY AND MAY NOT BE APPLICABLE TO ALL INDIVIDUALS. PARTICIPANTS SHOULD CONSULT THEIR OWN TAX ADVISORS FOR A DETERMINATION AS TO THE SPECIFIC TAX CONSEQUENCES APPLICABLE TO THEM.

                              SHAREHOLDER APPROVAL

     The affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting is required to approve the amendment to the Directors Plan described in this Proposal 3. If the amendment described in this Proposal 3 is not approved by the Company's shareholders, the Directors Plan, as previously approved, will continue in effect.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

                              SHAREHOLDER PROPOSALS

     Shareholders intending to present proposals at the 2003 Annual Meeting of Shareholders and desiring to have those proposals included in the Company's proxy statement and form of proxy relating to that meeting must submit such proposals, in compliance with Rule 14a-8 of the Securities Exchange Act of 1934, to be received at the executive offices of the Company no later than March 19, 2003. For proposals that shareholders intend to present at the 2003 Annual Meeting of Shareholders outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934, unless the shareholder notifies the Company of such intent by June 2, 2003, any proxy solicited by the Company for such Annual Meeting will confer on the holder of the proxy discretionary authority to vote on the proposal so long as such proposal is properly presented at the Annual Meeting.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     KPMG LLP has served as independent public accountants for the Company since 1978. A representative of KPMG LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if such representative desires to do so. The KPMG LLP representative is also expected to be available to respond to appropriate questions.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, Directors and greater than ten percent shareholders are required by SEC Regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during fiscal 2002, all Section 16(a) filing requirements applicable to the officers, Directors and greater than ten percent beneficial owners were satisfied.

                                 QUORUM; VOTING

     The presence in person of two or more persons, representing throughout the Annual Meeting, in person or by proxy, at least a majority of the issued shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present. If a quorum is present, the seven nominees for Directors receiving a majority of the votes cast at the Annual Meeting in person or by proxy shall be elected. The affirmative vote of the majority of the votes cast at the Annual Meeting in person or by proxy shall be the act of the shareholders with respect to Proposals 2 and 3. If within half an hour from the time appointed for the Annual Meeting a quorum is not present or represented by proxy, the Annual Meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place the Board of Directors may determine, provided that at least two persons are present at such adjourned meeting, representing throughout the meeting, in person or by proxy, at least a majority of the issued shares of Common Stock entitled to vote. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the Annual Meeting as originally called.

         Broker non-votes are shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal. Such broker non-votes will be counted towards a quorum. Abstentions and broker non-votes are not counted in determining the total number of votes cast and will have no effect with respect to Proposals 1, 2, and 3.

                                  OTHER MATTERS

     The Board of Directors knows of no matters to be presented at the Annual Meeting other than the election of Directors, ratification of KPMG LLP as the Company's independent auditors, and consideration of the amendment to the 1995 Stock Option Plan for Non-Employee Directors to increase the number of shares reserved for granting under that plan. If other matters properly come before the Annual Meeting or any adjournment thereof, the holders of the proxies are authorized to vote on these matters in accordance with management's discretion.

                             YOUR VOTE IS IMPORTANT

     You are encouraged to let us know your preference by completing and returning the enclosed proxy card.


                                         Gerald J. Rubin
                                         Chairman of the Board

                              HELEN OF TROY LIMITED
                         Annual Meeting of Shareholders
                                 August 27, 2002

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                                      PROXY
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               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby authorizes each of Gerald J. Rubin and Vincent D. Carson as Proxy with power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held on Tuesday, August 27, 2002 at 1:00 p.m. Mountain Daylight Time, at the Hilton Camino Real Hotel, 101 S. El Paso Street, El Paso, Texas and any adjournment thereof, and to vote all the shares of Common Stock of the Company that the undersigned is entitled to vote on the following matters:

1.   To elect a board of seven directors:

          FOR ALL NOMINEES LISTED BELOW
          (except as marked to the contrary below) [ ]

          WITHHOLD AUTHORITY
          to vote for all nominees below [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, STRIKE A LINE THROUGH THE NOMINEE'S NAME ON THE LIST BELOW.)

Gerald J. Rubin                     Byron H. Rubin
Gary B. Abromovitz                  Daniel C. Montano
Stanlee N. Rubin                    Christopher L. Carameros
John B. Butterworth

2. To ratify the appointment of KPMG LLP as independent auditors of the Company to serve for the 2003 fiscal year.

       For [ ]        Against [ ]         Abstain [ ]

3. To approve an amendment to the Helen of Troy Limited 1995 Stock Plan for Non-Employee Directors.

       For [ ]        Against [ ]         Abstain [ ]

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3. THIS PROXY ALSO GRANTS AUTHORITY TO VOTE SUCH SHARES AS TO ANY OTHER MATTER WHICH MAY BE BROUGHT BEFORE THE MEETING IN THE SOLE DISCRETION OF THE HOLDERS OF THIS PROXY.

IMPORTANT: Please date this proxy and sign exactly as your name or names appear hereon. If stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in the representative capacity, please so indicate when signing.


DATE                       , 2002
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SIGNATURE
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SIGNATURE IF HELD JOINTLY
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PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE.